UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 11, 2024

 CHEWY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 West Sunrise Boulevard Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)
(786) 320-7111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	CHWY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.
On July 11, 2024, Chewy, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, as described below under Item 5.07, the stockholders of the Company, among other things, approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the exculpation of certain officers to the extent permitted under the General Corporation Law of the State of Delaware (the “Charter Amendment”). A Fifth Amended and Restated Certificate of Incorporation (the “Fifth Amended and Restated Certificate of Incorporation”), which includes the Charter Amendment, has been filed with the Secretary of State of the State of Delaware and became effective at 11:59 p.m. Eastern Time on July 11, 2024. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On July 11, 2024, the Company held its Annual Meeting. The matters voted upon were (1) the election of Fahim Ahmed, Michael Chang, Kristine Dickson, and James A. Star to the Company's board of directors (the “Board”) as class II directors (the “Class II Directors”), each with a term expiring at the 2027 annual meeting of stockholders or until his or her successor is duly elected and qualified or, if sooner, until his or her earlier death, resignation, retirement, disqualification, or removal, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2025, (3) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, (4) the approval of the Chewy, Inc. 2024 Omnibus Incentive Plan, including an increase in the number of shares reserved for issuance by 80,000,000 shares, and (5) the approval of the Charter Amendment.

Based on the votes by holders of Class A common stock and Class B common stock voting together, the final results for each proposal presented for a vote of stockholders at the Annual Meeting are set forth below:

1.The election of Fahim Ahmed, Michael Chang, Kristine Dickson, and James A. Star to the Board as Class II Directors:

DIRECTOR NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Fahim Ahmed	2,773,689,445	50,340,500	32,545,165
Michael Chang	2,776,207,594	47,822,351	32,545,165
Kristine Dickson	2,821,383,406	2,646,539	32,545,165
James A. Star	2,821,320,107	2,709,838	32,545,165

2.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2025:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,855,499,866	748,299	326,945	0

3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,752,091,935	64,190,994	7,747,016	32,545,165
4. The approval of the Chewy, Inc. 2024 Omnibus Incentive Plan, including an increase in the number of shares reserved for issuance by 80,000,000 shares:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,763,966,252	59,787,065	276,628	32,545,165
5. The approval of the Charter Amendment:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,780,090,887	43,637,660	301,398	32,545,165
No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation.
10.1	Chewy, Inc. 2024 Omnibus Incentive Plan (Incorporated by reference to Appendix B of the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on May 24, 2024).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

Date:	July 12, 2024	By:	/s/ Da-Wai Hu
Da-Wai Hu
General Counsel and Secretary